STATEMENT OF INVESTMENTS
BNY Mellon Appreciation Fund, Inc.

September 30, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.3%
Banks - 1.9%
JPMorgan Chase & Co.	365,890		35,224,230
Capital Goods - .9%
Otis Worldwide	99,020		6,180,829
Raytheon Technologies	197,040		11,337,682
			17,518,511
Commercial & Professional Services - 1.4%
IHS Markit	110,000		8,636,100
Verisk Analytics	100,525		18,628,288
			27,264,388
Consumer Durables & Apparel - 3.7%
Hermes International	11,350		9,783,516
LVMH Moet Hennessy Louis Vuitton	71,225		33,297,396
NIKE, Cl. B	217,575		27,314,365
			70,395,277
Consumer Services - 1.6%
McDonald's	140,805		30,905,289
Diversified Financials - 8.3%
Berkshire Hathaway, Cl. A	112	[a,b]	35,840,112
BlackRock	75,805		42,719,908
Intercontinental Exchange	300,695		30,084,535
S&P Global	138,745		50,031,447
			158,676,002
Energy - 1.1%
Chevron	286,220		20,607,840
Food, Beverage & Tobacco - 8.3%
Altria Group	493,245		19,058,987
Nestle, ADR	288,690		34,427,726
PepsiCo	230,375		31,929,975
Philip Morris International	484,150		36,306,408
The Coca-Cola Company	739,800		36,523,926
			158,247,022
Health Care Equipment & Services - 6.8%
Abbott Laboratories	382,125		41,586,664
Intuitive Surgical	33,000	[b]	23,414,820
Masimo	80,725	[b]	19,055,943
UnitedHealth Group	146,800		45,767,836
			129,825,263
Household & Personal Products - 2.9%
The Estee Lauder Companies, Cl. A	257,420		56,181,915

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Insurance - 2.7%
Chubb	166,735		19,361,268
The Progressive	347,000		32,850,490
			52,211,758
Materials - 4.3%
Air Products & Chemicals	196,465		58,519,065
The Sherwin-Williams Company	33,000		22,992,420
			81,511,485
Media & Entertainment - 12.5%
Alphabet, Cl. C	53,007	[b]	77,899,087
Comcast, Cl. A	881,240		40,766,163
Facebook, Cl. A	387,480	[b]	101,481,012
The Walt Disney Company	152,470	[b]	18,918,478
			239,064,740
Pharmaceuticals Biotechnology & Life Sciences - 4.8%
AbbVie	213,185		18,672,874
Johnson & Johnson	108,215		16,111,049
Novo Nordisk, ADR	458,755		31,851,360
Roche Holding, ADR	591,975		25,342,450
			91,977,733
Retailing - 5.9%
Amazon.com	36,035	[b]	113,464,486
Semiconductors & Semiconductor Equipment - 5.1%
ASML Holding	102,810		37,964,649
Texas Instruments	414,655		59,208,588
			97,173,237
Software & Services - 16.7%
Adobe	59,800	[b]	29,327,714
Automatic Data Processing	61,190		8,535,393
Broadridge Financial Solutions	54,900		7,246,800
Intuit	82,500		26,912,325
Mastercard, Cl. A	60,000		20,290,200
Microsoft	726,240		152,750,059
Visa, Cl. A	371,195	[a]	74,227,864
			319,290,355
Technology Hardware & Equipment - 7.8%
Apple	1,280,000		148,236,800
Transportation - 2.6%
Canadian Pacific Railway	116,365		35,424,997
Union Pacific	72,525		14,277,997
			49,702,994
Total Common Stocks (cost $660,981,730)			1,897,479,325

	1-Day Yield (%)
Investment Companies - ..5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $8,466,465)	0.10	8,466,465	[c]	8,466,465
Total Investments (cost $669,448,195)		99.8%		1,905,945,790
Cash and Receivables (Net)		.2%		4,567,624
Net Assets		100.0%		1,910,513,414

ADR—American Depository Receipt

a Security, or portion thereof, on loan. At September 30, 2020, the value of the fund’s securities on loan was $79,807,963 and the value of the collateral was $80,995,627, consisting of U.S. Government & Agency securities.

b Non-income producing security.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon Appreciation Fund, Inc.

September 30, 2020 (Unaudited)

The following is a summary of the inputs used as of September 30, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	1,854,398,413	43,080,912	††	-	1,897,479,325
Investment Companies	8,466,465	-		-	8,466,465

† See Statement of Investments for additional detailed categorizations, if any

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At September 30, 2020, accumulated net unrealized appreciation on investments was $1,236,497,595, consisting of 1,236,624,929 gross unrealized appreciation and $127,334 gross unrealized depreciation.

At September 30, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.